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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  April 25, 1995



                           CONTROL DATA SYSTEMS, INC.
               (Exact name of Registrant as Specified in Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



                0-20252                           41-1718075
       (Commission File Number)     (I.R.S. Employer Identification Number)



                           4201 Lexington Avenue North
                        Arden Hills, Minnesota 55126-6198
               (Address of principal executive offices) (Zip Code)



                                 (612) 482-2100
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





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      ITEM 8. Change in Fiscal Year.

         On April 18, 1995, Control Data Systems, Inc. (the "Registrant" ) determined to change its fiscal year end from the Saturday closest to December 31 to a calendar fiscal year ending December 31.









                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CONTROL DATA SYSTEMS, INC.


                                                 Registrant

        Date:  April 25, 1995        /s/  James E. Ousley
                                          James E. Ousley
                                     President and Chief Executive Officer